RESTRICTED CASH AND INVESTMENTS	12 Months Ended
Dec. 31, 2022
RESTRICTED CASH AND INVESTMENTS
RESTRICTED CASH AND INVESTMENTS

9.RESTRICTED CASH AND INVESTMENTS

The Company has certain restricted cash and investments deposited to collateralize a portion of its reclamation obligations. The restricted cash and investments balance consists of:

	At December 31	At December 31
(in thousands)	2022	2021

Cash and cash equivalents	$3,133	$2,866
Investments	7,972	9,135
	$11,105	$12,001

Restricted cash and investments-by item:
Elliot Lake reclamation trust fund	$3,133	$2,866
Letters of credit facility pledged assets	7,972	9,000
Letters of credit additional collateral	—	135
	$11,105	$12,001

At December 31, 2022 and December 31, 2021, investments consist of guaranteed investment certificates with maturities of less than 90 days.

Elliot Lake reclamation trust fund

The Company has the obligation to maintain its decommissioned Elliot Lake uranium mine pursuant to a Reclamation Funding Agreement effective December 21, 1995 (“Reclamation Agreement”) with the Governments of Canada and Ontario. The Reclamation Agreement, as further amended in February 1999, requires the Company to maintain funds in the reclamation trust fund equal to estimated reclamation spending for the succeeding six calendar years, less interest expected to accrue on the funds during the period. Withdrawals from this reclamation trust fund can only be made with the approval of the Governments of Canada and Ontario to fund Elliot Lake monitoring and site restoration costs.

In 2022, the Company deposited an additional $1,199,000 into the Elliot Lake reclamation trust fund and withdrew $974,000. In 2021, the Company deposited an additional $793,000 into the Elliot Lake reclamation trust fund and withdrew $815,000.

Letters of credit facility pledged assets

In April 2022, the Company entered into an amendment with respect to the letters of credit facility. The amendment was related to the reduction in financial assurances required for the McClean Lake and Midwest operations as a result of the latest approved Preliminary Decommissioning Plan (“PDP”) for the projects. Under the amended terms, the maximum letters of credit available was reduced to $22,972,000. Concurrently, the pledged assets on deposit with the Bank of Nova Scotia (“BNS”) required to maintain the facility, was reduced from $9,000,000 to $7,972,000, and the additional collateral for the portion of its issued reclamation letters of credit in excess of the amount available under its letters of credit facility of $135,000 was released. In total, $1,163,000 in previously restricted cash has been released back to the Company. All other terms of the credit facility (tangible net worth covenant, and security for the facility) remain unchanged by this further amendment.

At December 31, 2022, the Company had $7,972,000 on deposit with BNS as pledged restricted cash and investments pursuant to its obligations under the letters of credit facility (see notes 14 and 16).